Prospectus

Income Advantage

Introduction

This prospectus describes a single premium variable income annuity contract (the "Contract") offered by Empire Fidelity Investments Life Insurance Company ("EFILI," "we," or "us"), the insurance company that is part of the group of financial service companies known as Fidelity Investments.

There are two types of Contracts. You may purchase:

(1) a "Non-qualified Contract" with money from any source; and

(2) a "Qualified Contract" that is an Individual Retirement Annuity with contributions rolled-over from tax-qualified plans such as 403(b) plans, 401(k) plans, or IRAs.

The Contract provides you (the "Annuitant") with the opportunity to receive annuity income for life at regular intervals (the "Annuity Income Dates"). You choose the first Annuity Income Date, which may be up to one year from the day we issue the Contract (the "Contract Date"), and whether you want the Annuity Income Dates to be monthly, quarterly, semi-annual, or annual. Annuity income can be for your lifetime, or for your lifetime and the lifetime of a second person you name (the "Joint Annuitant").

You may choose a guaranteed minimum number of years of annuity income. Or, if you have a Qualified Contract, you may choose a Contract which permits you to withdraw part or all of the Withdrawal Value of your Contract. Withdrawals are only available for allocations to variable annuity income. Withdrawals may result in a reduction or elimination of future annuity income. A Contract with a Withdrawal Option will provide slightly less annuity income than an otherwise identical Contract that does not permit withdrawals.

You purchase a Contract with a single payment (the "Purchase Payment"). You may not make additional purchase payments. The minimum Purchase Payment for a Contract is generally $25,000.

For a Non-qualified Contract, the portion of annuity income that is considered a return of the Purchase Payment will generally be non-taxable, and the portion of annuity income that is considered a distribution of earnings will generally be taxable. For Qualified Contracts the entire amount of annuity income each year will generally be taxable. For a more detailed discussion of the tax treatment of annuity income, see Tax Considerations on page 32.

Investment Options

You allocate your Purchase Payment between fixed and variable annuity income. You may choose all fixed annuity income, all variable annuity income, or a combination of the two.

If you allocate all or a portion to variable annuity income, you may choose one or more of twenty-eight available Subaccounts of the Empire Fidelity Investments Variable Annuity Account A (the "Variable Account"). Amounts allocated to the Subaccounts will result in annuity income that varies in amount according to the investment results of the Subaccounts. The variable Subaccounts invest in the mutual fund portfolios ("Portfolios") of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the "Fidelity Funds"). Fidelity Management & Research Company ("FMR") manages the Fidelity Funds.

The variable Subaccounts also invest in mutual fund portfolios managed by Morgan Stanley Asset Management ("Morgan Stanley"), Pilgrim Baxter & Associates, Ltd. or Pilgrim Baxter Value Investors, Inc. ("PBHG"), Strong Capital Management, Inc. ("Strong") and Credit Suisse Asset Management, LLC for the Warburg Pincus Trust Portfolios ("Warburg Pincus") ("Other Funds").

All mutual fund portfolios available in this prospectus are collectively known as the "Funds." We may add additional Subaccounts and portfolios in the future.

Legal Information

This prospectus provides information that you should know before purchasing a Contract. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2000. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling EFILI at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page 44.

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Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by either the current prospectus for the Money Market Investment Option or the prospectuses for all the investment options available in the Contract.

The Contract is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

FOR FURTHER INFORMATION CALL EMPIRE FIDELITY INVESTMENTS LIFE

Nationally 1-800-544-2442

Date: April 30, 2000 as revised on January 8, 2001

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Prospectus Contents

Glossary	<Click Here>
Summary of the Contract	<Click Here>
Facts About EFILI, the Variable Account and the Funds
EFILI	<Click Here>
The Variable Account	<Click Here>
The Funds	<Click Here>
Facts About the Contract
Purchase of a Contract	<Click Here>
Free Look Privilege	<Click Here>
Investment Allocation of Your Purchase Payment	<Click Here>
Trading Among Variable Subaccounts	<Click Here>
Charges	<Click Here>
Annuity Income Dates	<Click Here>
Signature Guarantee	<Click Here>
Death Benefit	<Click Here>
Fixed, Variable or Combination Annuity Income	<Click Here>
Benchmark Rate of Return	<Click Here>
Types of Annuity Income Options	<Click Here>
Guarantee Period	<Click Here>
Withdrawal Provisions	<Click Here>
Reports	<Click Here>
More About the Contract
Tax Considerations	<Click Here>
Other Contract Provisions	<Click Here>
Selling the Contracts	<Click Here>
Postponement of Benefits	<Click Here>
More About the Variable Account and the Funds
Changes in Investment Options	<Click Here>
Total Return for a Subaccount	<Click Here>
Voting Rights	<Click Here>
Resolving Material Conflicts	<Click Here>
Performance	<Click Here>
Litigation	<Click Here>
Appendix - Illustrations of Values	<Click Here>
Table of Contents of the Statement of Additional Information	<Click Here>

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Glossary

Annuitant - You are the Annuitant. You receive lifetime income. For Qualified Contracts all annuity income must be received only by you during your lifetime. Either you or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. You must also be an Owner.

Annuity Income Dates - The dates we determine the amount of annuity income. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open. You choose whether you want Annuity Income Dates to be monthly, quarterly, semi-annual or annual.

Annuity Income Unit - A unit of measure used to calculate the amount of variable annuity income.

Benchmark Rate of Return - The return that is assumed in the calculation of each amount of variable annuity income. The Benchmark Rate of Return applies only to the variable income portion of the Contract and the following description assumes you make no withdrawals.

The estimated first annuity income amount is calculated assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return (performance after all expenses) of the Investment Options you choose matches the benchmark, annuity income will stay constant. If the Total Return exceeds the benchmark, annuity income will increase. If the Total Return falls below the benchmark, annuity income will decrease.

If you choose a higher benchmark, annuity income will start at a higher amount but you will need better investment performance in order to keep annuity income from declining.

You will be able to choose a Benchmark Rate of Return of 3.5% or 5.0%. We may make other rates available, as permitted by state law.

Beneficiary(ies) - The person(s) who may receive certain benefits under this Contract when there is no longer a living Annuitant or Joint Annuitant.

Code - The Internal Revenue Code of 1986, as amended.

Contract - A Contract designed to provide you and the Joint Annuitant (if any) with annuity income for your life (or lives) beginning with the first Annuity Income Date.

Contract Date - The date your Contract becomes effective. This will be stated in your Contract.

Funds - Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Other Funds available in the Contract.

Guarantee Period - The minimum period of time that income is guaranteed to you or your heirs. If the Annuitant(s) die prior to the end of the Guarantee Period, your beneficiary will continue to receive income for the remainder of the Guarantee Period (or can choose a commuted value as a lump sum benefit). Guarantee Periods available range from 5 - 45 years.

Investment Options - The Subaccounts.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in Sections 408(a) and (b), respectively, of the Code. When it is used to refer to a Qualified Contract, it means a Contract that qualifies as an Individual Retirement Annuity as defined in Section 408(b) of the Code.

Joint Annuitant - The Joint Annuitant (if any), receives lifetime annuity income. However, for Qualified Contracts all annuity income must be received only by the Annuitant during the Annuitant's lifetime. Either the Annuitant or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. For Non-qualified Contracts the Joint Annuitant may, but need not be, an Owner. For Qualified Contracts the Joint Annuitant may not be an Owner.

Net Investment Factor - An index used to measure the investment performance of an Investment Option from one Valuation Period to the next. The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of not more than 1%.

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Non-qualified Contract - A Contract other than a Qualified Contract. This type of Contract may be purchased with money from any source.

Owner(s) - The person(s) who have certain rights under the Contract. You (the Annuitant) must be an Owner. If there is a Joint Annuitant, he or she may also be an Owner (except for a Qualified Contract, where only one Owner is permitted). The Joint Annuitant is never required to be an Owner. Only you and the Joint Annuitant (if any), may ever be Owners.

Portfolio - An investment portfolio of a Fund.

Qualified Contract - A Contract that qualifies as an Individual Retirement Annuity under Section 408(b) of the Code.

Subaccount - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in the Contract.

Total Return - Used to measure the investment performance of an Investment Option, after all expenses.

Trading among Variable Subaccounts - Transfers of amounts among the investment options.

Valuation Period - The period of time from the time Annuity Income Unit values are calculated to the next time such values are calculated. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Empire Fidelity Investments Variable Annuity Account A.

Withdrawal (Liquidity) Period - Period of time you can take money out of your annuity. The initial Withdrawal Period will be equal to the life expectancy of the Annuitant(s). The life expectancy is in whole numbers and is determined by IRS guidelines. If no withdrawals are made from your annuity, the Withdrawal Period will operate as a Guarantee Period. The length of the Withdrawal Period may shorten if a withdrawal is made five or more years after your first income annuity date. Withdrawals are only available for allocations to variable annuity income.

Withdrawal Value - The total amount you can take out of your annuity during the Withdrawal Period is known as your Withdrawal Value. The Withdrawal Value is only available for allocations to variable annuity income.

You - The Annuitant. The Annuitant is always an Owner.

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Summary of the Contract

Purpose

This variable annuity provides periodic annuity income for your life, or for your life and the life of a Joint Annuitant unless you choose to surrender the Contract, if allowed. You may select from a number of annuity income options. You may also choose a guaranteed minimum number of years of annuity income or, if you have a Qualified Contract, you may choose a Withdrawal option. See Types of Annuity Income Options on page <Click Here> and Annuity Income Including Withdrawal Options on page <Click Here>. You may choose annuity income that is entirely fixed, entirely variable, or a combination of fixed and variable. See Fixed, Variable or Combination Annuity Income on page <Click Here>.

Annuity Income

We guarantee to provide annuity income for each Annuity Income Date for your lifetime and for the lifetime of the Joint Annuitant, if any (unless you choose to surrender the Contract, if allowed). We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of any variable annuity income. Neither do we guarantee any minimum number of Annuity Income Dates, unless you choose an option that provides for such a guarantee.

Under the Contract, we will distribute lifetime annuity income to you, or to you and the Joint Annuitant. The federal income tax laws have a special requirement for Qualified that have a Joint Annuitant. For these Contracts, during your lifetime annuity income can be payable only to you.

You are an Owner of the Contract. The Joint Annuitant will also be an Owner if so named on the application, except that for Qualified Contracts and you must be the only Owner.

Purchase of Contract

You purchase the Contract with a single Purchase Payment. The minimum Purchase Payment is generally $25,000. EFILI reserves the right to reject Purchase Payments in excess of limits it establishes from time to time.

There are two types of Contracts. You may purchase a Non-qualified Contract with money from any source. In addition, you may purchase a Qualified Contract that is an Individual Retirement Annuity with contributions rolled-over from tax-qualified plans such as 403(b) plans, 401(k) plans, or IRAs.

Investment Options

You allocate your Purchase Payment between variable and fixed annuity income on your application. This allocation may not be changed. The amount of variable annuity income will fluctuate from one Annuity Income Date to the next according to the investment results of the Investment Options you select.

There are currently twenty-eight variable Subaccounts available as Investment Options.

  Five Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund. The Variable Insurance Products Fund currently offers Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.
  Five Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund II. The Variable Insurance Products Fund II currently offers Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio.
  Four Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund III. The Variable Insurance Products Fund III currently offers Growth & Income Portfolio, Balanced Portfolio, Growth Opportunities Portfolio and Mid Cap Portfolio.
  The remaining Subaccounts invest in shares of one of the mutual fund portfolios of Morgan Stanley Dean Witter, PBHG, Strong, or Warburg Pincus.

Free Look Period

The portion of your Purchase Payment allocated to variable annuity income will be placed in the Money Market Investment Option during the Money Market Period, and you may currently reallocate among the variable Investment Options at any time after the end of the Money Market Period.

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You may return the Contract for a refund during the free look period. See Free Look Privilege on page <Click Here>. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND. If neither you nor the Joint Annuitant survives to the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries. See Death Benefit on page <Click Here>.

Important

We intend this summary to provide only an overview of the more significant aspects of the Contract. You will find more detailed information in the rest of this prospectus and in the Contract. The Contract constitutes the entire agreement between you and EFILI and should be retained.

FEE TABLE

This information may assist you in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. It reflects expenses of the Variable Account as well as the Portfolios. The tables below do not reflect any deductions for taxes. Any applicable premium taxes are deducted from a Contract on the Contract Date. See Charges on page <Click Here> for additional information.

CONTRACT EXPENSES

NONE

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of Portfolio average net assets)
Mortality and Expense Risk Charge	0.75%
Account Fees and Expenses:
Administrative Charge	0.25%
Total Separate Account Annual Expenses	1.00%

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PORTFOLIO ANNUAL EXPENSES

(as a percentage of Portfolio average net assets)

	Management Fees	Other Expenses	Total Annual Expenses (after reimbursement)
FidelityA
Asset Manager	0.53%	0.09%	0.62%
Money Market	0.18%	0.09%	0.27%
Investment Grade Bond	0.43%	0.11%	0.54%
High Income	0.58%	0.11%	0.69%
Equity-Income	0.48%	0.08%	0.56%
Index 500	0.24%	0.04%	0.28%B
Growth	0.58%	0.07%	0.65%
Overseas	0.73%	0.14%	0.87%
Asset Manager: Growth	0.58%	0.12%	0.70%
Contrafund	0.58%	0.07%	0.65%
Growth Opportunities	0.58%	0.10%	0.68%
Balanced	0.43%	0.12%	0.55%
Growth & Income	0.48%	0.11%	0.59%
Mid Cap	0.57%	0.40%	0.97%
Morgan Stanley Asset Management
Emerging Markets Debt	0.45%	0.98%	1.43%C
Emerging Markets Equity	0.42%	1.37%	1.79%C
Global Equity	0.47%	0.68%	1.15%C
International Magnum	0.29%	0.87%	1.16%C
PBHG
Select 20	0.85%	0.20%	1.05%D
Growth II	0.85%	0.35%	1.20%D
Select Value*	0.65%	0.30%	0.95%D
Small Cap Value	0.91%	0.29%	1.20%D
Technology & Communications	0.85%	0.24%	1.09%D
Strong
Mid Cap Growth Fund II	1.00%	0.15%	1.15%E
Opportunity Fund II	1.00%	0.14%	1.14%E
Warburg Pincus
International Equity	1.00%	0.32%	1.32%F
Global Post-Venture Capital**	1.07%	0.33%	1.40%F
Small Company Growth	0.90%	0.24%	1.14%F

* Previously called Large Cap Value.

** Previously called Post-Venture Capital.

A A portion of the brokerage commissions that certain Fidelity Funds pay was used to reduce Fund expenses. In addition, certain Fidelity Funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of Fund expenses. Without these reductions, the total operating expenses presented in the table would have been 0.57% for Equity-Income Portfolio, 0.66% for Growth Portfolio, 0.91% for Overseas Portfolio, 0.63% for Asset Manager Portfolio, 0.67% for Contrafund Portfolio, 0.70% for Asset Manager: Growth Portfolio, 0.68% for Growth Opportunities Portfolio, 0.55% for Balanced Portfolio, 0.59% for Growth and Income Portfolio, and 3.34% for Mid Cap Portfolio.

B FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the Fund's management fee, other expenses, and total expenses would have been 0.24%, 0.10% and 0.34%, respectively.

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C Morgan Stanley Asset Management, with respect to the Portfolios, has voluntarily agreed to waive receipt of its management fees and agreed to reimburse certain expenses of the Portfolio. Morgan Stanley Asset Management may terminate this voluntary waiver and reimbursement at any time at its sole discretion. Without waivers and reimbursements, "Management Fees," "Other Expenses" and "Total Annual Expenses," respectively, would be as follows: Emerging Markets Debt Portfolio (0.80%, 0.98%, 1.78%); Emerging Markets Equity Portfolio (1.25%, 1.37%, 2.62%); Global Equity Portfolio (0.80%, 0.68%, 1.48%); International Magnum Portfolio (0.80%, 0.87%, 1.67%).

D Pilgrim Baxter & Associates, Ltd. (the "Adviser") has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to not more than 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.00% of the average daily net assets of the Select Value Portfolio, through December 31, 1999. Total Operating Expenses include, but are not limited to, expenses such as investment advisory fees, transfer agent fees and legal fees. Such waivers of Advisory fees and possible assumptions of Other Expenses by the Adviser is subject to a possible reimbursement by the Portfolios in future years if such reimbursement can be achieved within foregoing annual expense limits. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 1999. Absent such fee waivers/expense reimbursements the Advisory Fees and estimated Total Operating Expenses for the Small Cap Value Portfolio would be 1.00% and 1.29%.

E Strong Capital Management, Inc., the investment Adviser, has voluntarily agreed to cap the Fund's total operating expenses at 1.20%. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders. Management Fees, Other Expenses, and Total Annual Expenses for Opportunity II and Mid Cap Growth Fund II are calculated on an annualized basis from the beginning of the fiscal year through the current quarter end. The advisor for Mid Cap Growth Fund II is absorbing expenses of 0.02%. Without these absorptions the expense ratio would have been 1.17%.

F Management Fees, Other Expenses and Total Annual Expenses for the International Equity, Global Post-Venture Capital and Small Company Growth Portfolios are based on actual expenses for the fiscal year ended December 31, 1999, net any fee waivers or expense reimbursements. Without such waivers or reimbursements, Management Fees would have equaled 1.00%, 1.25% and 0.90%; Other Expenses would have equalled 0.32%, 0.33% and 0.24%; and Total Annual Expenses would have equalled 1.32%, 1.58% and 1.14% for the International Equity, Global Post-Venture Capital, and Small Company Growth Portfolios, respectively. Fee waivers and expense reimbursements or credits may be discontinued at any time.

Facts about EFILI, the Variable Account and the Funds

EMPIRE FIDELITY INVESTMENTS LIFE

Empire Fidelity Investments Life is a stock life insurance company organized under the laws of the State of New York on May 1, 1991. EFILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. EFILI is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company. Fidelity Investments Life Insurance Company is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp. EFILI's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at 200 Liberty Street, One World Financial Center, New York, New York 10281.

THE VARIABLE ACCOUNT

Empire Fidelity Investments Variable Annuity Account A was established as a separate investment account on July 15, 1991. It supports the Contracts and other forms of variable annuity contracts, and may be used for other purposes permitted by law.

The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Financial statements for the Variable Account are in the Statement of Additional Information.

We own the assets in the Variable Account. The assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, as required by law. The assets of the Variable Account may not be charged with liabilities from any other business we conduct. All income, gains and losses concerning assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of EFILI. Assets are maintained in the Variable Account at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to its general account. EFILI is obligated to provide all benefits under the Contracts.

There are currently twenty-nine Subaccounts in the Variable Account. One of these Subaccounts, Strong Discovery Fund II Portfolio, is no longer available as an investment option in the Contract and no money may be allocated to this Subaccount. On or about May 26, 2000, any assets remaining in Strong Discovery Fund II Portfolio will be exchanged to VIP III Mid Cap Portfolio. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund II. Four Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund III. The other 14 available investment options are offered by four different mutual fund investment advisers.

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THE FUNDS

Fidelity:

The Fidelity Funds are Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Each Fund is an open-end, diversified management investment company organized by FMR and is the type of investment company commonly known as a series mutual fund.

The investment objectives of the Portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III are described below. There is of course no assurance that any Portfolio will meet its investment objective.

Following the description of each Portfolio is a graph showing how your annuity income can fluctuate based on past investment performance through December 31, 1999. Each graph shows the effect that the Portfolio's investment performance would have had if a Contract with a Benchmark Rate of Return of 5.0%, providing an initial monthly annuity income of $500, was purchased on the date the Portfolio commenced operations.

Annuity income increases for a given month if the annualized Total of Return for that month is higher than the Benchmark Rate of Return, and decreases for a given month if the annualized Total of Return is lower than the Benchmark Rate of Return. The Purchase Payment necessary for an initial monthly annuity income of $500 will vary depending on the age and sex of the Annuitant (and Joint Annuitant, if any), the annuity income option, and the first Annuity Income Date. Suppose a 65 year old male who lives in a state that does not charge a premium tax wishes to purchase $500 of initial monthly variable annuity income beginning on the Contract Date. If there is no Joint Annuitant and no guarantee period and he chooses a 5% Benchmark Rate of Return, the Purchase Payment needed would be $74,520. If the purchaser were female, the Purchase Payment necessary would be $83,417. This is because females have a longer life expectancy than males.

All the graphs take into account all charges under the Contract and the actual expenses of the Portfolios.

The graphs for the Other Funds are not available.

Asset Manager Portfolio of Variable Insurance Products Fund II seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30% - 70%), bond class (20% - 60%), and short-term/money market class (0% - 50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

Investor Profile. The fund may be appropriate for investors who want to diversify among stocks, bonds, short-term instruments and other types of securities. The fund's assets may also be invested in other instruments that do not fall within these classes.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Money Market Portfolio of Variable Insurance Products Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies:

  Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements, and entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industry.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Investor Profile. The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Investment Grade Bond Portfolio of Variable Insurance Products Fund II seeks as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies:

  Investing in U.S. dollar-denominated investment-grade bonds.
  Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

Investor Profile. The fund may be appropriate for investors who want the potential for high current income from a portfolio of investment-grade debt securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments, and has overall interest rate risk similar to the index.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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High Income Portfolio of Variable Insurance Products Fund seeks a high level of current income. Growth of capital may also be considered.

Principal Investment Strategies:

  Investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund is for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Equity-Income Portfolio of Variable Insurance Products Fund seeks reasonable income. The fund will consider the potential for capital appreciation. The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.

Principal Investment Strategies:

  Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want some income from equity and bond securities, but also want to be invested in the stock market for its long-term growth potential.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Index 500 Portfolio of Variable Insurance Products Fund II seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500, while keeping transaction costs and other expenses low.

Principal Investment Strategies. Bankers Trust Company's ("BT," a New York banking corporation serving as sub-adviser and custodian for VIP II Index 500) principal investment strategies include:

  Investing at least 80% of assets in common stocks included in the S&P 500.
  Lending securities to earn income for the fund.
  Because the fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other funds. The fund is managed by FMR, which handles its business affairs. BT, Index 500 Portfolio's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the sub-adviser's performance of its duties. BT also acts as Index 500 Portfolio's custodian.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns in relation to the S&P 500.

The graph below is based on a 5% Benchmark Rate of Return and initial annuity income of $500.

EFIA

Growth Portfolio of Variable Insurance Products Fund seeks to achieve capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing in companies that it believes have above-average growth potential, measured by factors such as earnings or revenue (stocks of these companies are often called "growth stocks").
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want to pursue growth potential, and who understand that this strategy often leads to more volatile investments than the market as a whole. The fund invests for growth and does not pursue an income strategy.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

EFIA

Overseas Portfolio of Variable Insurance Products Fund seeks long-term growth of capital.

Principal Investment Strategies:

  Investing at least 65% of total assets in foreign securities.
  Investing primarily in common stocks.
  Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor Profile and Risk:

  Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States. The fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
  It is important to note that investments in foreign securities involve risks in addition to those of U.S. investments. In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Asset Manager: Growth Portfolio of Variable Insurance Products Fund II seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (50% - 100%), bond class (0% - 50%), and short-term/money market class (0% - 50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

Investor Profile. The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments and other types of securities. The fund, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. The value of each fund's investments and the income they generate will vary.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Contrafund Portfolio of Variable Insurance Products Fund II seeks long-term capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing in securities of companies whose value it believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Growth Opportunities Portfolio of Variable Insurance Products Fund III seeks to provide capital growth.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Potentially investing in other types of securities, including bonds which may be lower-quality debt securities. These securities can be more volatile due to increased sensitivity to interest rate increases, and adverse issuer, political, regulatory, market, or economic developments.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both. The value of the fund's investments will vary and can decline in response to adverse issuer, political, regulatory, market or economic developments.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors seeking growth of capital. The investment philosophy is not constrained by any particular investment style. The fund's assets may be invested in securities of foreign issuers in addition to securities of domestic issuers.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Balanced Portfolio of Variable Insurance Products Fund III seeks both income and growth of capital.

Principal Investment Strategies:

  Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities when its outlook is neutral.
  Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).
  Investing in domestic and foreign issuers.
  With respect to equity investments, emphasizing above-average income-producing equity securities, which tend to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.
  Analyzing a security's issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value in selecting investments. The value of the fund's investments will vary from day to day, and can decline in response to interest rate increases, adverse issuer, political, regulatory or economic developments.

Investor Profile. The fund may be appropriate for investors who seek a balance between stocks and bonds. The fund may invest its assets in securities of foreign issuers in addition to domestic issuers.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Growth & Income Portfolio of Variable Insurance Products Fund III seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies:

  Investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.
  Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position, and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income rate of $500.

EFIA

Mid Cap Portfolio of Variable Insurance Products Fund III seeks long-term growth of capital.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 65% of total assets in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400).
  Potentially investing in companies with smaller or larger market capitalizations.
  Investing in domestic and foreign issuers.
  Investing in either "growth" or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors seeking long-term growth of capital through equity securities, including growth or value stocks, or a combination of both.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

Morgan Stanley Asset Management

Emerging Markets Debt Portfolio

Objective and Strategy

  The Portfolio seeks high total return by investing primarily in Fixed Income Securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management seeks high total return by investing in a portfolio of emerging market debt that offers low correlation to many other asset classes. Using macroeconomic and fundamental analysis, Morgan Stanley Asset Management seeks to identify developing countries that are undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment and its impact on emerging markets. Morgan Stanley Asset Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability, and commitment to reform. In selecting securities, Morgan Stanley Asset Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including: (1) spread duration; (2) real interest rates; and (3) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Morgan Stanley Asset Management may, when or if available, use hedging strategies, including the use of derivatives to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies.

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Emerging Markets Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management seeks to maximize returns by investing in growth-oriented equity securities in emerging markets. Morgan Stanley Asset Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment, particularly its impact on emerging markets and allocates the Portfolio's assets among emerging markets based on relative economic, political, and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Asset Management invests within countries based on the work of country specialists who conduct extensive fundamental analysis of issuers within these markets and seek to identify issuers with strong earnings growth prospects. To manage risk, Morgan Stanley Asset Management emphasizes thorough macroeconomic and fundamental research.

Global Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers.
  Approach. Morgan Stanley Asset Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection. Morgan Stanley Asset Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.
  Process. Morgan Stanley Asset Management selects securities for investment from a universe of eligible issuers consisting of approximately 3,200 companies in the Morgan Stanley Capital International (MSCI) World Index. Morgan Stanley Asset Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. Morgan Stanley Asset Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Asset Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product, competitiveness, market positioning, and industry structure. Meetings with senior company management are integral to the investment process.

International Magnum Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries.
  Approach. Morgan Stanley Asset Management seeks to achieve superior long-term returns by creating a diversified portfolio of undervalued international equity securities. To achieve this goal, Morgan Stanley Asset Management uses a combination of strategic geographic asset allocation and fundamental, value oriented stock selection.
  Process. The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo, and Singapore. The New York-based portfolio management team decides upon the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from the Morgan Stanley Asset Management's Asset Allocation Committee, which is made up of several of the Morgan Stanley Asset Management's most senior investment officers. Once the allocations to Europe, Asia, and Japan have been determined, three overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products, and management, typically meeting with each company's management, before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australiasia, Far East (EAFE) Index (the "EAFE Index"). EAFE countries include Japan, most nations in Western Europe, and the more developed nations of Asia, such as Australia, New Zealand, Hong Kong, and Singapore. However, the Portfolio also may invest up to 5% of its assets in countries not included in the EAFE Index.

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PBHG

Select 20 Portfolio

Objective and Strategy

  The Select 20 Portfolio, a non-diversified Portfolio, seeks long-term growth of capital.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in growth securities of a limited number (i.e., no more than 20 stocks) of large capitalization companies that, in Pilgrim Baxter & Associates, Ltd.'s (the "Adviser") opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalization in excess of $1 billion.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio is non-diversified, which means its performance is dependent upon the securities of a smaller number of companies. As a result, the impact of a single change in value (positive or negative) of a single holding may be magnified.

Growth II Portfolio

Objective and Strategy

  The Portfolio seeks capital appreciation.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in growth securities of small and medium sized companies that, in the Adviser's opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalizations or annual revenues between $500 million and $10 billion.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio emphasizes small and medium sized growth companies, so it may be more volatile than the stock market in general, as measured by the S&P 500.

Select Value Portfolio (previously called Large Cap Value Portfolio)

Objective and Strategy

  The Portfolio seeks long-term growth of capital and income. Current income is a secondary objective.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of no more than 30 large capitalization companies that, in the opinion of the Adviser and Pilgrim Baxter Value Investors, Inc. (the "Sub-Adviser"), are currently underpriced using certain financial measurements, such as their price-to-earnings ratios.
  The value securities in the Portfolio are primarily common stocks, but may also include other equity securities such as warrants and rights to purchase common stocks and convertible securities. The Portfolio holds a limited number of stocks and the impact of the change in value (positive or negative) of a single holding may be magnified.

Small Cap Value Portfolio

Objective and Strategy

  The Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of companies whose market capitalizations are within the range of the Russell 2000 index.
  The value securities in the Portfolio are primarily common stocks that, in the opinion of the Adviser and the Sub-Adviser, are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, but may also include other equity securities such as warrants and rights to purchase common stocks and convertible securities.
  The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has lower price-to-earnings ratios than the Russell 2000.
  The Portfolio emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index.

Technology & Communications Portfolio

Objective and Strategy

  The Portfolio, a non-diversified Portfolio, seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.

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  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies doing business in the technology and communications sectors of the market. The Portfolio is concentrated which means it will invest 25% of more of its total assets in one or more of the industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval, and biotechnology.
  The Portfolio offers investors significant growth potential because it invests in companies that may be responsible for breakthrough products or technologies or positioned to take advantage of cutting-edge developments.
  The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.
  The Portfolio is non-diversified, which means its performance is dependent on the securities of a smaller number of companies. As a result, the impact of a change in value (positive or negative) of a single holding may be magnified.
  Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology issues.

Strong

Mid Cap Growth Fund II

Objective and Strategy

  Mid Cap Growth Fund II seeks capital growth through investments in mid-sized companies.
  The Fund invests primarily in equity securities that the Adviser believes have above-average growth prospects.
  Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
  While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Adviser perceives that they are more attractive than stocks on a long-term basis.
  The Fund may invest up to 35% of its total assets in debt obligations, including intermediate-to-long term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.
  When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.
  The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts.
  The Fund generally will invest in mid-size companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued.
  In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain characteristics, such as (a) prospects for above-average sales and earnings growth; (b) high return on invested capital; (c) overall financial strength, including sound financial and accounting policies and a strong balance sheet; (d) competitive advantages, including innovative products and services; (e) effective research, product development, and marketing; and (f) stable, capable management.

Opportunity Fund II

Objective and Strategy

  Opportunity Fund II seeks capital growth.
  The Fund invests primarily in equity securities and currently emphasizes investments in medium-sized companies the Adviser believes are under-researched and attractively valued.
  The Fund will invest at least 70% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
  Under normal market conditions, the Fund expects to be fully invested in equities.

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  The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.
  When the Adviser determines that market conditions warrant a temporary defensive position, it may use that allowance to invest up to 30% of its net assets in cash and short-term fixed-income securities.
  The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts.
  In selecting its equity investments, the Adviser seeks to identify attractive investment opportunities that have not become widely recognized by other stock analysts or the financial press. Through first-hand research that often includes on-site visits with the leaders of companies, the Adviser looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices. In many cases, companies in the small- and medium-capitalization markets are under-followed and, as a result, less efficiently priced than their larger, better known counterparts.
  The Fund's investments are therefore likely to consist, in part, of securities in small- and medium-sized companies. Many of these companies may have successfully emerged from the start-up phase and have potential for future growth. Because of their longer track records and more seasoned management, they generally pose less investment uncertainty than do the smallest companies. In general, smaller-capitalization companies often involve greater risks than investments in established companies.

Warburg Pincus

International Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation.
  The Portfolio pursues its investment objective by investing in equity securities of companies located or conducting a majority of their business outside the United States.
  The Portfolio intends to invest substantially all of its assets in common stocks, warrants and securities convertible into or exchangeable for common stocks, and will generally invest in at least three countries other than the United States.
  The Portfolio intends to diversify across securities of issues located in a number of foreign countries, but from time to time may invest a significant portion of its assets in a single country.
  Although the Portfolio emphasizes developed countries, it may also invest in emerging markets.
  In choosing equity securities, the Portfolio managers look for companies of any size whose securities appear to be discounted relative to earnings, assets, or projected growth. The Portfolio managers determine value based on research and analysis, taking all relevant factors into account.

Risk. In addition to risks associated with equity securities, international investment entails special risk considerations including currency fluctuations, lower liquidity, economic instability, political uncertainty, and differences in accounting methods.

Global Post-Venture Capital Portfolio (previously called Post-Venture Capital Portfolio)

Objective and Strategy

  The Portfolio seeks long-term growth of capital.
  The Portfolio pursues an aggressive investment strategy by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.
  Under normal market conditions, the Portfolio will invest up to at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. In addition, the investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), will have been made within ten years prior to the Portfolio's purchase of the company's securities.
  The Portfolio will invest in three countries, including the U.S.
  Up to 10% of the Portfolio's assets may be invested in private equity portfolios that invest in venture capital companies.

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  A portion of the Portfolio's assets may be invested in assets of companies expected to experience "special situations," such as mergers or reorganizations.

Risk. The main risks associated with the portfolio include risks associated with equity securities, particularly small, start-up and special-situation companies. In addition to risks associated with equity securities, international investment entails special risk considerations including currency fluctuations, lower liquidity, economic instability, political uncertainty, and differences in accounting methods. The Portfolio employs aggressive strategies and may not be appropriate for all investors.

Small Company Growth Portfolio

Objective and Strategy

  The Portfolio seeks capital growth by investing primarily in equity securities of small sized U.S. companies that represent attractive opportunities for capital growth.
  The Portfolio considers a "small" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 1999, the Russell 2000 Index included companies with market capitalizations between $17.8 million and $1.3 billion. Companies that outgrow the definition of small company after the Portfolio has purchased its securities continue to be considered small for purposes of the Portfolio's investment policies.
  Small companies may (1) still be in the development stage, (2) be older companies that appear to be entering a new stage of growth, or (3) be companies providing products or services with a high unit-volume growth rate.
  The Portfolio may also invest in securities of emerging-growth companies, which can be either small- or medium-sized companies that have passed their start up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.
  The Portfolio is non-diversified and may invest a greater portion of its assets in the securities of a smaller number of issuers.

Risk. The Portfolio's main risks are the risks associated with equity securities, particularly small, start-up, and special-situation companies. The Portfolio may be subject to volatility resulting from its non-diversified status.

Funds' Availability to Separate Accounts

Shares of the Funds may also be sold to a variable life separate account of Fidelity Investments Life and to variable annuity and variable life separate accounts of other insurance companies. For a discussion of the possible consequences associated with having the Funds available to such other separate accounts, see Resolving Material Conflicts on page <Click Here>.

The Investment Advisers

Fidelity

The investment adviser for the Fidelity Funds is Fidelity Management & Research Company, a registered adviser under the Investment Advisers Act of 1940. Fidelity Management & Research Company (FMR) is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of February 29, 2000, FMR managed over $829 billion in assets. The portfolios of the Fidelity Funds, as part of their operating expenses, pay an investment management fee to FMR. These fees are part of the Funds' expenses. See the prospectuses for the Funds for discussions of the Funds' expenses. Fidelity Investments Money Management, Inc., a subsidiary of FMR, chooses certain investments for some of the Fidelity Funds. Beginning January 1, 2001, FMR Co., Inc., a subsidiary of FMR, will also choose certain investments for the Fidelity Funds. Foreign affiliates of FMR may help choose investments for some of the Funds. BT is a wholly-owned subsidiary of Bankers Trust Corporation (formerly Bankers Trust New York Corporation). BT currently serves as sub-adviser and custodian for the Index 500 Portfolio.

Morgan Stanley Asset Management

On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management. The investment Adviser for The Universal Institutional Funds, Inc. is Morgan Stanley Asset Management, which is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. Morgan Stanley Asset Management, a registered investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment Adviser to numerous open-end and closed-end investment companies as well as, to employee benefit plans, endowment funds, foundations and other institutional investors. Morgan Stanley Asset Management's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.

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PBHG

The investment Adviser for the PBHG Insurance Series Fund, Inc. is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), a professional investment management firm and registered investment Adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of Pilgrim Baxter is United Asset Management Corporation ("UAM"), a New York stock exchange listed holding company principally engaged through affiliated firms, in providing institutional investments management services and acquiring institutional investment management firms. UAM's headquarters are located at One International Place, Boston, Massachusetts 02110. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087. Pilgrim Baxter Value Investors, Inc., the Sub-Adviser, is a wholly owned subsidiary of Pilgrim Baxter and is a registered investment Adviser that was formed in 1940. As with the Adviser, the controlling shareholder of the Sub-Adviser is UAM. The principal business address of the Sub-Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.

Strong

The investment Adviser for the Strong Funds is Strong Capital Management, Inc. The Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. The Adviser's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Adviser.

Warburg Pincus

The investment Adviser for the Warburg Pincus Trust is Credit Suisse Asset Management, LLC. Credit Suisse Asset Management, LLC is a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks. Credit Suisse Asset Management companies manage approximately $72 billion in the U.S. and $203 billion globally.

Important

You will find more complete information about the Funds, including the risks associated with each portfolio, in their respective prospectuses. You should read them in conjunction with this prospectus.

Facts About the Contract

PURCHASE OF A CONTRACT

We offer the Contracts only in states in which we have obtained approval. Two types of Contracts are available. You may purchase: (1) a Non-qualified Contract using money from any source; and (2) a Qualified Contract with money rolled over from a qualified retirement plan, such as a 401(k) plan, 403(b) plan or IRA.

  The minimum Purchase Payment for a Contract is generally $25,000.
  You may purchase a Qualified Contract only with a "rollover" (including a direct trustee-to-trustee transfer, where permitted) of funds from another qualified plan, tax-sheltered annuity, or IRA.
  You must be the Annuitant and the Owner of the Contract. If in addition to you, another person is named as an Owner, that person must be the Joint Annuitant.
  However, if you purchase the Contract as a Qualified Contract (IRA) you must be the sole Owner of the Contract.
  Generally, for all Contracts either you or the Joint Annuitant must be no more than 85 years old. To choose the Withdrawal option either you or the Joint Annuitant must be no more than 80 years old.
  Application and Initial Purchase Payment

When we receive your properly completed application, we apply your payment to the purchase of a Contract within two valuation periods after receipt at the Annuity Service Center. We will consider your application properly completed as soon as:

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(1) you have provided all the information requested on the application form, including your choice of annuity income option;

(2) we have received adequate proof of your date of birth (and the date of birth of the Joint Annuitant, if any); and

(3) we receive the entire amount of your Purchase Payment.

The date we credit the payment and issue your Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information within five business days of the time we receive your application, we will return your payment unless we obtain your specific permission to keep it until you complete the application.

FREE LOOK PRIVILEGE

You may return a Contract for a refund within 30 calendar days after you receive it (the "free look period"). If you choose to cancel the Contract, return it to the Annuity Service Center with a written request within the free look period.

For most Contracts, we assume that you receive your Contract five days after the Contract Date. For Contracts with large Purchase Payments, we may use the actual date you receive the Contract.

If you return a Contract more than ten days after you receive it, we will promptly refund your Purchase Payment adjusted for investment performance. If you return a Contract during the first ten calendar days after you receive it, we will promptly refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings nor charging it with any administrative expenses, and (2) your Purchase Payment plus the investment performance of the Money Market Investment Option.

We will also make an adjustment for the amount of any annuity income we paid before we received the Contract. If your free look period ends on a non-business day, the next business day will be used. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENT

The portion of your Purchase Payment you allocate to the Subaccounts will be invested in the Money Market Investment Option for the Money Market Period. At the end of the Valuation Period in which the Money Market Period ends any amount then in the Money Market Investment Option (the "Free Look Units") will be exchanged for Annuity Income Units in the percentages you have chosen. You allocate percentages that are whole numbers, not fractions. Immediately following the reallocations, the total dollar value of the Annuity Income Units will be the same as the Free Look Units that were exchanged.

At least 10% of the variable portion of your Purchase Payment must be allocated to each Investment Option you select. If your instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the VIP Money Market Portfolio until we receive your complete instructions. In these cases, we will not be responsible for the results of unit value changes or lost market opportunity.

TRADING AMONG VARIABLE SUBACCOUNTS

You may currently exchange amounts among Subaccounts as often as you wish without charge. However, excessive exchange activity can disrupt Portfolio management strategy and increase Portfolio expenses, which are borne by everyone participating in the Portfolio regardless of their exchange activity. Therefore, EFILI reserves the right to limit the number of exchanges permitted, but not to fewer than twelve per calendar year.

You tell us the percentage you want for your new allocation in each Subaccount. Your allocation percentages must be in whole numbers, not fractions. You may change the allocations among the Subaccounts by writing or telephoning the Annuity Service Center or on our Internet website.

  Trading by Telephone or Internet

EFILI reserves the right to change telephone or Internet exchange provisions, or to eliminate them, and to limit or reject any telephone or Internet exchange at any time. You may make up to a combined total of eighteen telephone/Internet exchanges per calendar year. All exchanges made on the same day count as one exchange. After this total is reached, you will only be permitted to complete exchanges in writing. Multiple exchanges among the Subaccounts in a single trading day count as one exchange. We will not accept exchange requests via fax or electronic mail.

We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

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  Use of Market Timing Services

In some cases, we may sell Contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

  Effective Date of Exchanges Among Variable Subaccounts

When you exchange among the Variable Subaccounts, we will redeem shares of the appropriate Portfolios at their prices as of the end of the current Valuation Period. Generally, any Subaccount you exchange to is credited at the same time.

However, we may wait to credit the amount to a new Subaccount until an Investment Option you exchange from becomes liquid. This will happen only if (1) the Subaccount you exchange to invests in a Portfolio that accrues dividends on a daily basis and requires Federal funds before accepting a purchase order, and (2) the Subaccount you exchange from is investing in an equity Portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell Portfolio securities in order to make funds available.

The Subaccount you exchange from will be liquid when it receives proceeds from sales of Portfolio securities, the purchase of new Contracts, or otherwise. During any period that we wait to credit a Subaccount for this reason, the amount you exchange will be uninvested. After seven days the exchange will be made even if the Investment Option you exchange from is not liquid.

  Important

The amount of the allocation in each Subaccount will change with its investment performance. You should periodically review the allocations in light of market conditions and financial objectives.

CHARGES

The following are all the charges we make under the Contract.

1. Premium Taxes. Some states charge a "premium tax" based on the amount of your Purchase Payment. State premium taxes range from 0% to 3.5%. In addition, some counties, cities or towns may charge additional premium taxes. If you reside in a place where premium taxes apply, any amount needed to provide for the applicable premium taxes is deducted from your Purchase Payment. We will allocate the remainder of your Purchase Payment to the Investment Options and/or apply it to the purchase of fixed annuity income.

2. Administrative Charges. Administrative charges compensate us for the expenses incurred in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports. These expenses are covered by a daily administrative charge.

Each day, a deduction is made from the assets of the Investment Options at an effective annual rate of 0.25%. We guarantee this charge will never increase. This charge does not affect the amount of fixed annuity income.

3. Mortality and Expense Risk Charge. We deduct a daily asset charge for our assumption of mortality and expense risks. Each day we deduct an amount from the assets of each Investment Option at an effective annual rate of 0.75%.

The mortality risk is our obligation to provide annuity income for your life (and the life of the Joint Annuitant, if any) no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large that cost may be. EFILI will realize a gain from the charge for these risks to the extent that it is not needed to provide for benefits and expenses under the Contracts. This charge does not affect the amount of fixed annuity income.

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4. Expenses of the Funds. The Funds are charged management fees and incur operating expenses. The effect of these fees and expenses is reflected in the performance of the Investment Options. See the prospectuses for the Funds for a description of the Funds' fees and expenses.

5. Other Taxes. EFILI reserves the right to charge for certain taxes (other than premium taxes) that it may have to fund. Currently, no such charges are being made. See EFILI's Tax Status on page <Click Here>.

ANNUITY INCOME DATES

We calculate the amount of your annuity income on each Annuity Income Date. You select the first Annuity Income Date when you purchase the Contract. The first Annuity Income Date may be either the first or the fifteenth day of a month. All subsequent Annuity Income Dates will be on the same day of the month as the first Annuity Income Date. The first Annuity Income Date may be up to one year after the Contract Date. The first Annuity Income Date generally may not be earlier than 30 days after the Contract Date.

On the application, you choose the frequency of annuity income. You can choose monthly, quarterly, semi-annual, or annual annuity income.

If an Annuity Income Date falls on a day that is not the last day of a Valuation Period, the amount of annuity income will be determined based on the value of your selected Investment Options at the close of the Valuation Period. Annuity income will generally be sent at the end of the Valuation Period immediately following the day on which the amount is determined.

SIGNATURE GUARANTEE

A signature guarantee is designed to protect you and Empire Fidelity Investments Life from fraud. Free look or disbursement requests, must include a signature guarantee if any of the following situations apply.

1. The requested amount is more than $100,000.

2. In any circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer (including Fidelity Investor Centers), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

DEATH BENEFIT

If no Annuitant or Joint Annuitant is alive on the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries.

If your Contract is a joint and survivor annuity and either you or the Joint Annuitant die before the first Annuity Income Date we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

FIXED, VARIABLE OR COMBINATION ANNUITY INCOME

At the time of purchase, you allocate your Purchase Payment between fixed and variable annuity income. You may choose all fixed annuity income, all variable annuity income, or a combination of the two.

  Fixed Annuity Income. Any portion of your Purchase Payment allocated to fixed annuity income will always remain allocated to fixed annuity income. If you allocate all of your Purchase Payment to fixed annuity income, EFILI will guarantee a specific amount of fixed annuity income that will be the same on each Annuity Income Date, except as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.
  Variable Annuity Income. Any portion of your Purchase Payment allocated to variable annuity income will always remain allocated to variable annuity income. You can reallocate the variable portion of your Contract among the various Investment Options. However, the variable portion of a Contract must remain in the Money Market Investment Option for the Money Market Period.

If you choose all variable annuity income, all of your annuity income will vary according to the investment experience of the Investment Options. Variable annuity income may decrease upon the death of the Annuitant or Joint Annuitant, as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.

Any portion of your Purchase Payment allocated to variable annuity income will initially purchase Free Look Units. EFILI will determine the number of Free Look Units based upon (a) your age and sex (and the age and sex of the Joint Annuitant, if any); (b) the type of annuity income option you choose; (c) the frequency of Annuity Income Dates you choose; (d) the first Annuity Income Date you choose; (e) the Benchmark Rate of Return you choose; and (f) the value of the Free Look Units on the Contract Date. The value of the Free Look Units reflects the investment performance of the Money Market Investment Option.

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On the date the Money Market Period ends, EFILI will exchange Free Look Units for Annuity Income Units in the Investment Options you select. The total dollar value of the Annuity Income Units will be the same as the Free Look Units that were exchanged. The number of Annuity Income Units allocated to each Investment Option under a single life Contract will not change unless you reallocate among the Investment Options. If you choose a joint life Contract and benefits are reduced due to your death or the death of the Joint Annuitant, the number of Annuity Units will be reduced at that time.

EFILI calculates the amount of your variable annuity income based on the number of Annuity Income Units credited to each Investment Option. At the close of business on each Annuity Income Date (or on the next Valuation Date if the Annuity Income Date falls on a non-business day), the number of Annuity Income Units is multiplied by the value of the Annuity Income Units for each Investment Option. The amount of variable annuity income on the Annuity Income Date will be the sum of annuity income amounts for each Investment Option.

  Combination of Fixed and Variable Annuity Income. If you choose a combination of fixed and variable annuity income, a portion of your annuity income will be fixed and a portion will vary according to the investment experience of the Investment Options. We will guarantee the dollar amount of the fixed annuity income portion on each Annuity Income Date. Both fixed and variable annuity income decrease upon the death of the Annuitant or Joint Annuitant as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.

BENCHMARK RATE OF RETURN

When you purchase a Contract, we calculate an estimated first annuity income amount, assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return of the Investment Options is greater than the Benchmark Rate of Return between the Contract Date and the first Annuity Income Date, assuming you do not make any withdrawals, the first annuity income amount will be higher than the estimate. If it is less, the first annuity income amount will be lower than the estimate.

Assuming you do not make any withdrawals, income will increase from one Annuity Income Date to the next if the annualized Total Return during that time is greater than the Benchmark Rate of Return you choose, and will decrease if the annualized Total Return is less than the Benchmark Rate of Return. Choosing a 5.0% Benchmark Rate of Return instead of a 3.5% Benchmark Rate of Return will result in a higher initial amount of income, but income will increase more slowly during periods of good investment performance and decrease more rapidly during periods of poor investment performance.

The following graph illustrates the effect that your choice of a Benchmark Rate of Return would have on your annuity income for a hypothetical Contract. The graph assumes the following: (a) a Purchase Payment of $100,000; (b) annuity income is entirely variable; (c) the Contract is a single life Contract providing annuity income for ten years or the rest of your life, whichever is longer; (d) you are a 65 year old male; and (e) the selected Portfolios earn a constant 10% gross investment return before fees and expenses (equal to a 7.90% annualized Total Return after fees and expenses). Monthly income amounts are shown for two Benchmark Rates of Return: 3.5% and 5.0% annually. Notice that with the lower Benchmark Rate of Return your monthly income starts at a lower level but increases more rapidly. With the higher Benchmark Rate of Return monthly income starts at a higher level but increases less rapidly.

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TYPES OF ANNUITY INCOME OPTIONS

At the time of purchase, you have a choice among a number of annuity income options. You also choose whether you want a minimum guaranteed number of years of annuity income. For any income option, you may choose to receive annuity income monthly, quarterly, semi-annually, or annually. Once you make these choices, they cannot be changed. The options EFILI currently offers are described below. Other annuity income options may be made available. The Federal income tax laws may limit your annuity income options where the Contract is used as a Qualified Contract.

1. Single Life Annuity. We will provide annuity income for your entire life, no matter how long that may be. Annuity income stops when you are no longer living. It is possible that your total annuity income under this option will be less than your Purchase Payment. It is even possible that you might receive annuity income only once under this option. This would happen if you were to die before the second Annuity Income Date. Because of this risk, this option offers you the highest level of annuity income. The Contract, like many annuities, pools the mortality experience of all Annuitants and Joint Annuitants. In effect, Annuitants and Joint Annuitants who live longer are subsidized by those who do not.

2. Joint and Survivor Annuity With Full Annuity Income to the Survivor. Under this option, we will provide annuity income jointly to you and the Joint Annuitant while you are both living, except that for a Qualified Contract during your lifetime we provide the income only to you. After the death of either of you, we will continue to provide the full amount of annuity income to the survivor. Annuity income stops when both you and the Joint Annuitant are no longer living. As in the case of the single life annuity described above, there is the risk that you may receive annuity income only once.

3. Joint and Survivor Annuity With Reduced Annuity Income to the Survivor. This option is like Option 2 above, except that annuity income is higher while both you and the Joint Annuitant are living, and lower when only one of you is still living. You indicate on your application whether annuity income to the survivor is reduced to two-thirds, or one-half, of the amount that it would have been were you both still alive.

4. Joint and Survivor Annuity With Full Annuity Income to the Annuitant if the Joint Annuitant Dies, But Reduced Annuity Income to the Joint Annuitant if the Annuitant Dies. This option is like Option 3 above, but annuity income is not reduced upon the death of the Joint Annuitant if the Joint Annuitant is the first to die. In case you are the first to die, you indicate on your application whether annuity income to the Joint Annuitant is reduced to two-thirds, or one-half, of the amount that it would have been were you both still alive. While you and the Joint Annuitant are both still alive, this option provides greater annuity income than Option 2 but not as much annuity income as Option 3.

For Options 2, 3, and 4, if either you or the Joint Annuitant die before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will generally result in greater annuity income.

ANNUITY INCOME INCLUDING WITHDRAWAL OPTIONS

If you have a Qualified Contract, you may elect the following options only if a portion or all of your purchase payment is allocated to the variable account. Withdrawals are not available for any allocations to fixed income. The Withdrawal option feature may not be available in your state.

Single Life Annuity with Withdrawal Option. We will provide annuity income, beginning with the first Annuity Income Date, for as long as you live unless you surrender your Contract. If you die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income to the beneficiary(ies) according to the terms of the Contract.

Joint and Survivor with Full Annuity Income to the Survivor with Withdrawal Option. Assuming you do not surrender your Contract or make withdrawals, we will provide full annuity income, beginning with the first Annuity Income Date, while either you or the Joint Annuitant is still living.

If either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity with a Withdrawal option. If the person who dies (you or the Joint Annuitant) is an Owner and the survivor is not the deceased Owner's spouse, we will adjust the Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Withdrawal Period and a higher amount of annuity income. For any allocations to fixed income, similar adjustments will be made to the Guarantee Period, if any.

If you and the Joint Annuitant both die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract.

GUARANTEE PERIOD

On your application, you may choose a guaranteed number of years of annuity income beginning with the first Annuity Income Date. You may choose a number of years from five (5) to forty-five (45). You may choose a Guarantee Period for annuity income options 1 through 4. If you choose an income option with a Withdrawal Option, you cannot also choose a guarantee period. If neither you nor the Joint Annuitant lives to the end of the guarantee period, any remaining annuity income will go to your Beneficiary or Beneficiaries. For Options 3 and 4 above, if you and the Joint Annuitant die at the same time, the annuity income due to any Beneficiary will be the same as if you died before the Joint Annuitant. If you choose to have a guarantee period, the amount of annuity income on each Annuity Income Date will be lower than if you had not chosen the guarantee.

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If (a) you choose Option 2, 3 or 4 with a guarantee period, (b) an Owner dies before the first Annuity Income Date, and (c) the survivor (whether it is you or the Joint Annuitant) is not the deceased Owner's spouse, we will adjust the guarantee period, as required by the federal income tax laws, so that it is not longer than the life expectancy of the survivor. This may result in a shorter guarantee period and a generally higher amount of annuity income.

  Annuity Income to Beneficiary. If a Beneficiary is entitled to annuity income, the Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.
  Lump Sum Payment. A lump sum will become due under a Contract if there are guaranteed Annuity Income Dates remaining and either: (a) a Beneficiary elects a lump sum on the death of the last survivor of you and the Joint Annuitant (if any), (b) a Beneficiary receiving guaranteed annuity income dies, or (c) the last survivor of you and the Joint Annuitant (if any), dies and the Beneficiary is no longer living. For (b), the lump sum will be paid to the Beneficiary's estate. For (c), it will go to the estate of the last to die of you and the Joint Annuitant (if any).

Any lump sum attributable to the fixed annuity portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate equal to the rate used to determine annuity income payments.

Any lump sum attributable to the variable annuity income portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return that EFILI used in determining the annuity income on the first Annuity Income Date.

If EFILI believes that the first annuity income amount due to any Beneficiary will be less than $50, EFILI may instead provide a lump sum for the value of all remaining annuity income. The amount of the lump sum will be determined on the same basis as described above for other lump sums.

WITHDRAWAL PROVISIONS

If you have purchased a Qualified Contract with a withdrawal option, you can withdraw amounts from the variable portion of your Contract by writing to our Annuity Service Center. See How to Make Withdrawals below.

You can not purchase a Qualified Contract with a withdrawal option if your Contract provides only fixed annuity income. Also, you can not elect a withdrawal option if you purchase a Non-qualified Contract.

The amount you can withdraw will depend on when you make the withdrawal, how much of your Purchase Payment you allocated to variable annuity income and the investment experience of your Contract. See Withdrawal Value below.

The length of time you can make withdrawals is called the Withdrawal Period or Liquidity Period. See Withdrawal (Liquidity) Period below.

Certain withdrawals will have the effect of ending your Contract, i.e. you will receive no more annuity income. Other withdrawals may shorten the Withdrawal Period. All withdrawals will reduce the amount of variable annuity income. See Effect of Withdrawals below.

How to Make Withdrawals

All requests for withdrawals must be in writing to our Annuity Service Center. You may request to withdraw all of the Withdrawal Value (full withdrawal) or a portion of the Withdrawal Value (partial withdrawal). You may not make more than two partial withdrawals each calendar year. Any partial withdrawal must be for at least $500. You may not make any partial withdrawal that would reduce your variable annuity income below $1,200 per year at the time of the withdrawal.

Withdrawal Value

The Withdrawal Value changes each Valuation Period. What follows is an overview of how we determine the Withdrawal Value for each Valuation Period. For a complete description of how the Withdrawal Value is calculated, see Withdrawal Value in the Statement of Additional Information.

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The Withdrawal Value for a Valuation Period is the sum of two amounts, which we call Part A and Part B. On the day we issue your contract, the total of Part A and Part B equals your Purchase Payment less any federal, state or local taxes we deducted from your Purchase Payment. The amount you can withdraw from your Contract decreases over time, eventually becoming zero.

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. Part B is based on the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period.

Part A changes (up or down) each Valuation Period based on the investment experience of your Contract. Also, each withdrawal and each annuity income payment reduces the value of Part A. Part A becomes zero at the end of the Withdrawal Period and remains zero thereafter.

Part B also changes (up or down) each Valuation Period based on the investment experience of your Contract. Withdrawals (but not annuity income payments) also reduce the value of Part B. Beginning one year after your first Annuity Income Date, Part B reflects a percentage which declines each day. The percentage declines at a rate of 25% per year, so five years after your first Annuity Income Date Part B becomes zero and remains zero thereafter.

The reductions in the values of Part A and Part B resulting from a withdrawal are in proportion to their values just before the withdrawal.

Withdrawal (Liquidity) Period

When you purchase your Contract we set the Withdrawal Period to be equal to the life expectancy of the Annuitant or Annuitants. Life expectancy is determined in accordance with requirements published by the Internal Revenue Service. It is always expressed in whole numbers.

If no withdrawals are made from your Contract, then you or your beneficiaries will receive variable annuity income for the entire length of the Withdrawal Period. In this respect the Withdrawal Period works like a Guarantee Period, i.e. variable annuity income would be guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer. However, if you make withdrawals, the Withdrawal Period may shorten or disappear, as described below.

If all the Annuitants die before the end of the Withdrawal Period, each Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining Annuity Income Dates in the Withdrawal Period.

Comparing Withdrawal Period to Guarantee Period

You may compare a Contract with a Withdrawal Period to one that provides a Guarantee Period.

Under a Contract with a Withdrawal Period, variable annuity income is guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer.

Under a Contract with a Guarantee Period, all annuity income (fixed and variable) is guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Guarantee Period, whichever is longer.

Under a Contract with a Withdrawal Period, a withdrawal may cause the Withdrawal Period to shorten or disappear.

Under a Contract with a Guarantee Period, withdrawals are not possible, and the date on which the Guarantee Period will end will not change after the Contract is issued.

Effect of Withdrawals

Withdrawals made within five years of the first annuity income date will have different consequences from withdrawals made after the first five years. Full withdrawals will have different consequences from partial withdrawals.

YOU SHOULD THINK MORE CAREFULLY ABOUT MAKING A WITHDRAWAL THE CLOSER YOU ARE TO THE FIFTH ANNIVERSARY OF YOUR FIRST ANNUITY INCOME DATE. IN MANY CIRCUMSTANCES YOU WILL BE BETTER OFF WAITING UNTIL AFTER THAT DATE TO MAKE A WITHDRAWAL. For example, if you buy a Contract that provides only variable income, withdrawals made after the end of the fifth year of annuity income would reduce your annuity income but would not cause your annuity income to end. In the same Contract, making a full withdrawal before the end of the fifth year would result in the loss of all future annuity income and your Contract would end. See the descriptions below to understand how withdrawals made during your first five years of annuity income may have different effects from withdrawals made later.

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  Full Withdrawals During First Five Years

If all of your Purchase Payment is allocated to variable annuity income and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, your Contract will end and you will not receive any more annuity income.

If your Purchase Payment is allocated part to variable annuity income and part to fixed annuity income, and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, you will not receive any more variable annuity income. Fixed annuity income will continue in accordance with the income option you selected.

  Partial Withdrawals During First Five Years

If you withdraw part of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, then the amount withdrawn will be subtracted from the Withdrawal Value and all remaining variable annuity income will be reduced, in the same ratio that the amount withdrawn bears to the Withdrawal Value. A partial withdrawal during the first five years will have no impact on the length of the remainder of the Withdrawal Period.

  Full Withdrawals After First Five Years

If all of your Purchase Payment is allocated to variable annuity income and you withdraw all of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, you will no longer have a Withdrawal Value, the Withdrawal Period will end, and all remaining variable annuity income will be reduced.

  Partial Withdrawals After First Five Years

If you withdraw part of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, the amount withdrawn will be subtracted from the Withdrawal Value, all remaining variable annuity income will be reduced, and the Withdrawal Period will be reduced.

The Company will allocate partial withdrawals to the Investment Options in which the Contract is then invested in the same proportion as the value in each Investment Option bears to the Withdrawal Value on the date of the partial withdrawal.

For both full and partial withdrawals made after the first five years, the value of the reduced variable annuity income plus the amount of the withdrawal will be equivalent to the value of the variable annuity income just prior to the withdrawal. The Company will determine equivalence using modified insurance industry mortality tables.

REPORTS

If part or all of your Purchase Payment is allocated to variable income, we will send you a statement showing the number of Annuity Income Units in each variable Investment Option, and the value of each Annuity Income Unit, at least once each calendar quarter, and each time you transfer Annuity Income Units among the Investment Options. If you choose the Withdrawal option, we will show your Withdrawal Value at least once each calendar quarter.

You should verify the accuracy of your transaction confirmations and monthly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

We will also send you semiannual reports containing financial statements for the Funds, and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

More About the Contract

TAX CONSIDERATIONS

Treatment of Distributions

Taxation of Distributions. The portion of an annuity income distribution that is includible in ordinary income may vary depending on the annuity income option selected under the Contract, but generally is the excess of the distribution over the "exclusion amount."

In the case of a variable annuity income distribution, the exclusion amount is generally the "investment in the contract" allocated to the variable annuity income, adjusted for any guaranteed period, divided by the expected number of periodic annuity income distributions (determined under Treasury Department regulations).

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In the case of fixed annuity income distributions, the exclusion amount is generally the amount determined by multiplying the distribution by the ratio (determined under Treasury Department regulations) of (1) the investment in the Contract allocated to the fixed annuity income, adjusted for any guaranteed period, to (2) the "expected return" under the fixed annuity income distributions. For Qualified Contracts, the investment in the contract is generally zero. When the investment in the Contract is zero, annuity income distributions are fully taxable as ordinary income.

After the dollar amount of the investment in the Contract is deemed to be recovered, the entire amount of each annuity income distribution will be fully includible in income. On the other hand, should the annuity income distributions cease before the adjusted investment in the Contract is fully recovered, the person receiving those distributions at the time of their death will be allowed a deduction for the unrecovered amount of the adjusted investment in the Contract.

Where a guaranteed period of annuity income distributions is selected and no Annuitant or Joint Annuitant lives to the end of that period, the annuity income distributions made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at the time; or (2) if distributed as annuity income distributions, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income distributions thereafter are fully includible in income.

Penalty Tax. Certain distributions under the Contract may be subject to a penalty tax equal to 10% of the portion of the distribution which is includible in income. Annuity income distributions under Qualified Contracts typically will not be subject to the penalty tax. Also, the penalty tax generally will not be imposed on distributions under a Non-qualified Contract that are made (1) on or after the taxpayer attains age 59 1/2; (2) as part of a series of "substantially equal periodic payments" over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (3) under an "immediate annuity" (as that term is defined in the tax law); or (4) in certain other situations.

In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2 even if the custodian is 59 1/2 or older.

It is unclear at this time whether annuity distributions under a Non-qualified Contract prior to the recipient attaining age 59 1/2 satisfy an exception to the penalty tax. Accordingly, a prospective purchaser of a Non-qualified Contract who expects to receive distributions prior to attaining age 59 1/2 should consult a qualified tax adviser regarding the application of the penalty tax to those distributions.

Withholding and Reporting. EFILI will, as required by law, withhold and remit to the U.S. Government a part of the taxable portion of each distribution under the Contract, unless a written election not to have any amounts withheld is filed prior to the distribution. Also, EFILI will report all annuity income distributions made while you are alive as being distributed in full to you, even if you name a Joint Annuitant.

Qualified Contracts

The Contract may be used as an Individual Retirement Annuity under Section 408(b) of the Internal Revenue Code. Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." You should seek competent advice as to the tax consequences associated with the use of a Contract as a Qualified Contract.

Because the Contract's minimum Purchase Payment is greater than the maximum annual contribution permitted to an Individual Retirement Annuity, a Qualified Contract may be purchased only in connection with a "rollover" (including a direct trustee-to-trustee transfer, where permitted). Specifically, a Qualified Contract may be purchased only in connection with a rollover of amounts from a qualified plan, tax-sheltered annuity, or IRA.

If the Contract is used as a Qualified Contract, you must be the sole Owner of the Contract and the Annuitant. If you name a Joint Annuitant, all distributions made while you are alive must be made to you. Also, if you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant. Furthermore, if you choose a guaranteed period, the length of the period may have to be limited in order to satisfy certain minimum distribution requirements of the Code.

In the case of a Contract with a Withdrawal Value that is issued as an Individual Retirement Annuity, we believe that the annuity income payments thereunder should satisfy the minimum distribution requirements under section 401(a)(9) of the Code. However, it is possible, though unlikely, that the IRS will determine that the annuity income payments do not satisfy those requirements. In addition, we do not know whether the withdrawal of all or a part of the Withdrawal Value constitutes a minimum required distribution which cannot be directly transferred to another IRA or rolled over. Due to this uncertainty, we will not process direct transfers to another IRA but will instead treat all withdrawals of the Withdrawal Value from the Contract as distributions for tax reporting and withholding purposes. Accordingly, we will report such withdrawals on a 1099R form. Owners should consult a tax advisor before withdrawing an amount with the intention of rolling it over to another IRA.

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Tax Deferral Until Distributions are Made

Under existing provisions of the Code, any increase in the value of the Contract is generally not taxable until distributions are made under one of the Contract's annuity income options. However, as discussed below, this tax deferral generally applies only if (1) the Owner is an individual, (2) the investments in the Variable Account are adequately diversified in accordance with Treasury Department regulations, (3) EFILI, rather than the Owner, is considered the owner of the assets of the Variable Account for federal tax purposes, and (4) certain distribution requirements are met in the event that you die.

Non-natural Owner. In certain circumstances, if an Owner were a "non-natural" person, such as a corporation or a trust, the Contract would not be treated as an annuity contract for federal tax purposes, and the Owner would be taxable currently on the income and gain from the assets of the Variable Account. Accordingly, the Contract must be owned by an individual (or individuals), and will not be issued to "non-natural" persons.

Diversification Requirements. For a Contract to be treated as an annuity contract for federal income tax purposes, the investments of the Variable Account must be "adequately diversified." The Treasury Department has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, the Contracts would not be treated as annuity contracts for federal income tax purposes, and each Owner would be taxable currently on the income and gain from the assets of the Variable Account. Although EFILI does not control the investments of the Funds, EFILI has entered into agreements with the Funds requiring them to operate in compliance with the Treasury Department regulations so that the Variable Account will be considered "adequately diversified."

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the contract owners' gross income.

Several years ago, the Internal Revenue Service (the "Service") stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of the Contract has a choice of more Investment Options to which to allocate the Purchase Payment, and may be able to transfer among Investment Options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account, and thus income and gain from such assets would be includible in the Owner's income annually. In addition, it is not known what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Variable Account.

Distribution Requirements. To qualify as an annuity for federal tax purposes, the Contract must satisfy certain distribution requirements in the event of your death. The Contract contains the required distribution provisions. In certain situations, those provisions may limit the guaranteed period over which annuity income distributions can be made (if such a period is selected).

  Important. This discussion of the Tax Considerations assumes that the Contract will be treated as an annuity contract for federal income tax purposes and that EFILI will be treated as the owner of the Variable Account assets.

EFILI's Tax Status

EFILI is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are part of, and are taxed with, the operations of EFILI, the Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. EFILI does not expect to incur federal income taxes attributable to the Variable Account. Based on this, no charge is being made currently to the Variable Account for federal income taxes. EFILI will periodically review the need for a charge to the Variable Account for its federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

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Under existing laws, EFILI may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes (other than premium taxes) are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, EFILI may make charges for such taxes against the Variable Account.

General Tax Considerations

The above discussion is not exhaustive and is not intended as tax advice. The federal income tax consequences associated with the purchase of an immediate annuity, like the Contract, are complex, and the application of the pertinent tax rules to a particular person may vary according to facts specific to that person. A qualified tax adviser should always be consulted regarding the application of law to individual circumstances. In particular, if you name a Joint Annuitant who is not your spouse (or if the Joint Annuitant is your spouse and you and your spouse do not file joint income tax returns), you should consult a qualified tax adviser as to the tax consequences of your particular arrangement.

This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address federal estate and gift tax consequences, or state or local tax consequences, associated with the purchase of a Contract. In addition, Empire Fidelity Investments Life Insurance Company makes no guarantee regarding any tax treatment, federal, state, or local, of any Contract or of any transaction involving a Contract.

Other Contract Provisions

You should also be aware of the following important provisions of your Contract.

1. Owner(s). Before a Contract is issued, the Owner(s) also has (have) the right to (a) name the Joint Annuitant (if any); (b) allocate the Purchase Payment between fixed and variable annuity income; (c) choose an annuity income option; (d) allocate the Purchase Payment among the Investment Options; (e) choose the Benchmark Rate of Return; (f) name the Beneficiary or Beneficiaries; and (g) select the first Annuity Income Date and how often you will receive annuity income.

After a Contract is issued, each Owner named in the application has the following rights: (a) the right to change any Beneficiary; (b) the right to cancel the Contract during the free look period; (c) any right to reallocate among the Investment Options; and (d) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract; and for a Contract that includes a Withdrawal option, (e) the right to withdraw from the variable portion of the Contract during the Withdrawal Period and the right to surrender the variable portion of the Contract within five years from the first annuity income date.

A Joint Annuitant who is not an Owner when a Contract is issued will succeed to the rights in the paragraph above if he or she survives the Owner. When no Owner or Joint Annuitant is still alive, each Beneficiary will have (a) the right to reallocate among the Investment Options, and (b) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract, with respect to his or her share of annuity income.

2. Annuitant. You have the right to receive annuity income under the terms of the Contract. You also have rights as an Owner as described above.

3. Joint Annuitant. For Non-qualified Contracts, the Joint Annuitant (if any), has the right to receive annuity income jointly with you under the terms of the Contract. The Joint Annuitant may also be an Owner, or succeed to the rights of the Owner(s) as described above. For Qualified Contracts (a) all annuity income during your lifetime must be received only by you, and (b) the Joint Annuitant may not be an Owner.

4. Beneficiary. You may name one or more Beneficiaries when you complete your application. You may change Beneficiaries later, unless you have designated an irrevocable Beneficiary, in which case we will require the consent of the irrevocable Beneficiary in writing. The Beneficiary (or Beneficiaries) will receive (a) annuity income for the remainder of any guarantee period after the death(s) of the Annuitant (and Joint Annuitant if any); and (b) a refund of your Purchase Payment if you (and the Joint Annuitant, if any) do not live to the first Annuity Income Date. Surviving Beneficiaries will receive equal shares unless you specify otherwise. A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined. If a Beneficiary receiving annuity income dies, we will provide a lump sum to his or her estate. See Types of Annuity Income Options on page <Click Here>.

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The Beneficiary (or Beneficiaries) will receive any remaining Withdrawal Period annuity income if neither you nor the Joint Annuitant (if any) survives to the end of the Withdrawal Period.

Surviving Beneficiaries will receive equal shares unless you specify otherwise. If (1) no Beneficiary survives you and the Joint Annuitant (if any); and (2) the Withdrawal Period or guarantee period (if any) has not ended; we will provide a lump sum to the estate of the last to die of you and the Joint Annuitant.

The Beneficiary has choices if you (and the Joint Annuitant, if any) die before the end of the Withdrawal Period or guarantee period, if any:

The Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive the Withdrawal Value plus the present value of fixed annuity income (if any). If a Contract with a withdrawal option is within its first five years after the first annuity income date, it will typically be more advantageous for the Beneficiary to choose option (b). The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.

If a Beneficiary receiving annuity income dies, a lump sum will be provided to the Beneficiary's estate. The fixed annuity income portion of any lump sum will be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate equal to the rate used to determine annuity income payments. The variable annuity income portion will be the Withdrawal Value.

A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined. See Types of Annuity Income Options on page <Click Here>.

5. Misstatement of Date of Birth or Sex. If the date of birth or sex of you or the Joint Annuitant has been misstated, EFILI will change the benefits to those which the proceeds would have purchased had the correct date(s) of birth and sex(es) been stated.

If the misstatement is not discovered until after the first Annuity Income Date, EFILI will take the following action: (1) if EFILI provided too much annuity income, EFILI will add interest at the rate of 6% per year compounded annually and withhold annuity income on subsequent following Annuity Income Date(s) until it has recovered the excess; (2) if EFILI provided too little annuity income, we will make up the balance plus interest at the rate of 6% per year compounded annually in a lump sum.

6. Assignment. The Contract may not be assigned.

7. Dividends. The Contract is "non-participating." This means that there are no dividends. Investment results of the Investment Options are reflected in benefits.

8. Notification of Death. Any Beneficiary claiming an interest in the Contract must provide us in writing with due proof of your death and the death of the Joint Annuitant (if any) at the Annuity Service Center. We will not be responsible for any annuity income paid to you or the Joint Annuitant (if any) before we receive due proof of death at the Annuity Service Center.

You and the Joint Annuitant are each responsible for notifying EFILI of the death of the other. Each Beneficiary is responsible for notifying EFILI of the death of the last surviving Annuitant or Joint Annuitant. Upon the death of the last person with the right to receive annuity income under a Contract, that person's executor is responsible for notifying EFILI. If too much annuity income is provided because EFILI is not notified of a death, EFILI may withhold annuity income on subsequent Annuity Income Dates, or take legal action, until it has recovered any excess amounts.

SELLING THE CONTRACTS

The Contracts are distributed through Fidelity Brokerage Services, Inc. and Fidelity Insurance Agency, Inc. Each is a subsidiary of FMR Corp., the parent company of EFILI. Fidelity Brokerage Services, Inc. is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of Fidelity Brokerage Services, Inc. and Fidelity Distributors Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Insurance Agency, Inc. receives sales compensation from EFILI of not more than 3% of the Purchase Payments. Amounts paid by EFILI to Fidelity Insurance Agency, Inc. will be paid out of the general assets of EFILI, which may include proceeds derived from mortality and expense risk charges EFILI deducts from the Variable Account.

POSTPONEMENT OF BENEFITS

We will usually send annuity income within seven days of the Annuity Income Date. We will usually send any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice. We will usually send any Death Benefit within seven days after we receive due proof of your death (for a single life Contract) or the deaths of you and the Joint Annuitant (for a joint life Contract). However, we may delay sending these amounts if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, the SEC declares that an emergency exists; or (2) the SEC by order permits postponement for any other reason.

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More About the Variable Account and the Funds

CHANGES IN INVESTMENT OPTIONS

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contract.

EFILI also has the right to eliminate any Subaccount, to combine two or more Investment Options, or substitute a new portfolio or fund for the Portfolio in which a Subaccount invests. A substitution may become necessary if, in EFILI's judgment, a Portfolio or Fund no longer suits the purpose of the Contract. This may happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason. EFILI would obtain prior approval from the SEC and any other required approvals before making such a substitution.

EFILI also reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR A SUBACCOUNT

The Total Return reflects the investment performance of the Subaccount, less all expenses and charges, for the Valuation Period. EFILI determines the Total Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a Portfolio of the Funds are reinvested in shares of that Portfolio.

VOTING RIGHTS

EFILI will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and EFILI decides that it is permitted to vote the shares of the Funds in its own right, it may decide to do so.

EFILI calculates the number of shares that you may instruct it to vote by dividing the reserve maintained in each Investment Option to meet the obligations under the Contract by the net asset value of one share of the corresponding Portfolio. Fractional votes will be counted. EFILI reserves the right to modify the manner in which it calculates the weight to be given to your voting instructions where such a change is necessary to comply with Federal regulations or interpretations of those regulations.

EFILI will determine the number of shares you can instruct it to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will mail you material for providing your voting instructions.

If your voting instructions are not received in time, EFILI will vote the shares in the same proportion as the instructions received with regard to all other contracts issued through the Variable Account. EFILI will also vote shares it holds in the Variable Account that are not attributable to contracts in the same proportionate manner. Under certain circumstances, EFILI may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the Portfolios, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, EFILI may also disregard instructions to vote for changes in investment policies or the investment Adviser if it disapproves of the proposed changes. EFILI would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if it decided that the change would result in overly speculative or unsound investments. If EFILI ever disregards voting instructions, it will include a summary of its actions in the next semi-annual report.

RESOLVING MATERIAL CONFLICTS

The Funds are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts EFILI establishes.

Although EFILI does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in a Fund. A conflict may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions we receive and instructions received by other companies, or some other reason. In the event of a conflict, it is possible that the Variable Account might be required to withdraw its investment in the Funds. In the event of any conflict, we will take any steps necessary to protect Annuitants, Joint Annuitants, and Beneficiaries.

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PERFORMANCE

Performance information for the Investment Options may appear in reports and advertising to current and prospective Owners, Annuitants, Joint Annuitants, and Beneficiaries. The performance information is based on historical investment experience of the Investment Options and the Funds and does not indicate or represent future performance.

(circle7) Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Portfolio share price, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges.

(circle7) A cumulative total return reflects performance over a stated period of time.

(circle7) An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Investment Option's returns, you should recognize that they are not the same as actual year-by-year results.

(circle7) Some Investment Options may also advertise yield. These measures reflect the income generated by an investment in the Investment Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses.

(circle7) The Money Market Investment Option may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Investment Option over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The Investment Grade Bond and the High Income Investment Options may advertise a 30 day yield which reflects the income generated by an investment in the Investment Option over a 30 day period.

LITIGATION

Neither EFILI, the Variable Account, nor Fidelity Brokerage Services, Inc. is a party to any material litigation.

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Appendix - Illustrations Of Values

We have prepared the following tables to show how investment performance affects your variable annuity income over time. In these illustrations, we assume that you are the person who will receive the variable annuity income, and that the Contract is a Non-qualified Contract. The illustrations show variable annuity income amounts and fixed annuity income amounts.

The variable annuity income amounts reflect two different assumptions for a constant investment return before all expenses: 0% and 12%. These are hypothetical rates of return and, of course, EFILI does not guarantee that you will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.

Your variable income may be more or less than the income shown if the actual returns of the Investment Options are different than those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity income will also fluctuate. The total amount of annuity income ultimately received will depend on how long you live and whether you choose a guarantee period option.

Another factor which determines the amount of variable annuity income is the Benchmark Rate of Return. You choose the Benchmark Rate of Return from the options available. Income will increase from one Annuity Income Date to the next if the annualized Total Return during that time is greater than the Benchmark Rate of Return you choose, and will decrease if the annualized Total Return is less than the Benchmark Rate of Return.

Two tables follow. The first is based on a Contract without a withdrawal provision and the second is based on a Contract with a withdrawal provision.

The income amounts shown reflect the deduction of all fees and expenses. Portfolio management fees and operating expenses are assumed to be at an annual rate of .92% of their average daily net assets. Actual fees and expenses under the Contract may be higher or lower, will vary from year to year, and will depend on how you allocate among the portfolios. The mortality and expense risk and administration charge are assumed to be at an annual rate of 1% of the average daily net assets.

Upon request we will furnish a customized illustration based on your individual circumstances and choice of annuity options.

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Income Advantage Illustration
Annuitant:	John Doe	Purchase Date:	June 5, 2000
Sex:	Male	First Income Date:	July 15, 2000
Date of Birth:	June 15, 1930	Frequency of Income:	Monthly
Income Option:	Single Life	Annuity Purchase Amount:	$100,000
Guarantee Period:	10 Years	Source of Funds:	Non-IRA
Purchase Allocation:	100% Variable	Benchmark Rate of Return:	5.00%

The purpose of this illustration is to show you how much your future income payments could be given a hypothetical rate of return. Your actual payments will depend on the performance of the investment Portfolios you choose. You can expect your income payments to go up and down and no minimum dollar amount of income is guaranteed.

			<Monthly> Annuity Income Projection
			Hypothetical 0% Return*		Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Income Payments	Cumulative Payments

1	70	7/15/1999	$ 721	$ 721	$ 730	$ 730
2	71	7/15/2000	$ 673	$ 9,058	$ 763	$ 9,704
3	72	7/15/2001	$ 629	$ 16,846	$ 799	$ 19,095
4	73	7/15/2002	$ 588	$ 24,122	$ 836	$ 28,919
5	74	7/15/2003	$ 549	$ 30,919	$ 874	$ 39,199
6	75	7/15/2004	$ 513	$ 37,268	$ 915	$ 49,954
7	76	7/15/2005	$ 479	$ 43,200	$ 957	$ 61,207
8	77	7/15/2006	$ 447	$ 48,741	$ 1,002	$ 72,981
9	78	7/15/2007	$ 418	$ 53,918	$ 1,048	$ 85,300
10	79	7/15/2008	$ 391	$ 58,753	$ 1,096	$ 98,189
11	80	7/15/2009	$ 365	$ 63,271	$ 1,147	$ 11,674
12	81	7/15/2010	$ 341	$ 67,491	$ 1,200	$ 125,784
13	82	7/15/2011	$ 318	$ 71,434	$ 1,256	$ 140,547
14	83	7/15/2012	$ 297	$ 75,116	$ 1,314	$ 155,993
15	84	7/15/2013	$ 278	$ 78,557	$ 1,375	$ 172,154
16	85	7/15/2014	$ 260	$ 81,771	$ 1,438	$ 189,063
17	86	7/15/2015	$ 242	$ 84,774	$ 1,505	$ 206,755
18	87	7/15/2016	$ 227	$ 87,579	$ 1,575	$ 225,265
19	88	7/15/2017	$ 212	$ 90,199	$ 1,648	$ 244,633
20	89	7/15/2018	$ 198	$ 92,647	$ 1,724	$ 264,896
			<Monthly> Annuity Income Projection
			Hypothetical 0% Return*		Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Income Payments	Cumulative Payments

21	90	7/15/2019	$ 185	$ 94,934	$ 1,804	$ 286,098
22	91	7/15/2020	$ 173	$ 97,070	$ 1,887	$ 308,281
23	92	7/15/2021	$ 161	$ 99,065	$ 1,974	$ 331,490
24	93	7/15/2022	$ 151	$ 100,930	$ 2,066	$ 355,774
25	94	7/15/2023	$ 141	$ 102,671	$ 2,162	$ 381,182
26	95	7/15/2024	$ 131	$ 104,298	$ 2,262	$ 407,766

* Hypothetical returns are before all expenses. The corresponding returns after expenses are: -1.91% and 9.86%.

$5,652.16 of your annuity income is tax-free each year until the total amount of tax-free income equals the amount of the investment in your contract.

If you allocate 100% of your Purchase Payment to fixed annuity income, the amount of your fixed annuity income each month would be $830.64.

Longevity InformationA
Assuming you're in good health and age <70>, there's a	50% chance of living to age	25% chance of living to age

	86	92

A Source: 2000 Individual Annuitant Mortality table.

This illustration is valid for money received by June 5, 2000.

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Income Advantage Illustration
Annuitant:	John Doe	Purchase Date:	June 5, 2000
Sex:	Male	First Income Date:	July 15, 2000
Date of Birth:	June 15, 1930	Frequency of Income:	Monthly
Income Option:	Single Life	Annuity Purchase Amount:	$100,000
Purchase Allocation:	100% Variable	Source of Funds:	IRA/Qualified
		Benchmark Rate of Return:	5.00%
		Withdrawal Option:	Yes

The purpose of this illustration is to show you how much your future income payments could be given a hypothetical rate of return. Your actual payments will depend on the performance of the investment Portfolios you choose. You can expect payments to go up and down and no minimum dollar amount of income is guaranteed.

			<Monthly> Annuity Income Projection
			Hypothetical 0% Return*			Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Withdrawal Value	Income Payments	Cumulative Payments	Withdrawal Value

	70	6/5/2000			$ 100,000			$ 100,000
1	70	7/15/00	$ 653	$ 653	$ 99,789	$ 662	$ 662	$ 101,036
2	71	7/15/01	$ 610	$ 8,211	$ 90,352	$ 692	$ 8,798	$ 102,459
3	72	7/15/02	$ 570	$ 15,272	$ 78,593	$ 724	$ 17,310	$ 99,820
4	73	7/15/03	$ 533	$ 21,868	$ 67,579	$ 758	$ 26,217	$ 96,130
5	74	7/15/04	$ 498	$ 28,029	$ 57,256	$ 793	$ 35,536	$ 91,219
6	75	7/15/05	$ 465	$ 33,786	$ 47,596	$ 829	$ 45,286	$ 84,929
7	76	7/15/06	$ 434	$ 39,163	$ 41,320	$ 868	$ 55,487	$ 82,578
8	77	7/15/07	$ 406	$ 44,186	$ 35,532	$ 908	$ 66,161	$ 79,531
9	78	7/15/08	$ 379	$ 48,879	$ 30,183	$ 950	$ 77,328	$ 75,666
10	79	7/15/09	$ 354	$ 53,263	$ 25,244	$ 994	$ 88,013	$ 70,877
11	80	7/15/10	$ 331	$ 57,358	$ 20,686	$ 1,040	$ 101,238	$ 65,050
12	81	7/15/11	$ 309	$ 61,184	$ 16,483	$ 1,088	$ 114,029	$ 58,055
13	82	7/15/12	$ 289	$ 64,758	$ 12,612	$ 1,139	$ 127,413	$ 49,749
14	83	7/15/13	$ 270	$ 68,097	$ 9,048	$ 1,191	$ 141,415	$ 39,975
15	84	7/15/14	$ 252	$ 71,216	$ 5,771	$ 1,246	$ 156,066	$ 28,558
16	85	7/15/15	$ 235	$ 74,130	$ 2,762	$ 1,304	$ 171,395	$ 15,304
17	86	7/15/16	$ 220	$ 76,852	$ 0	$ 1,364	$ 187,433	$ 0
18	87	7/15/17	$ 205	$ 79,394	$ 0	$ 1,428	$ 204,214	$ 0
19	88	7/15/18	$ 192	$ 81,770	$ 0	$ 1,494	$ 221,771	$ 0
20	89	7/15/19	$ 179	$ 83,989	$ 0	$ 1,563	$ 240,141	$ 0
			<Monthly> Annuity Income Projection
			Hypothetical 0% Return*			Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Withdrawal Value	Income Payments	Cumulative Payments	Withdrawal Value

21	90	7/15/2020	$ 167	$ 86,062	$ 0	$ 1,635	$ 259,362	$ 0
22	91	7/15/2021	$ 156	$ 87,999	$ 0	$ 1,711	$ 279,472	$ 0
23	92	7/15/2022	$ 146	$ 89,808	$ 0	$ 1,790	$ 300,512	$ 0
24	93	7/15/2023	$ 136	$ 91,498	$ 0	$ 1,873	$ 322,527	$ 0
25	94	7/15/2024	$ 128	$ 93,077	$ 0	$ 1,960	$ 345,560	$ 0
26	95	7/15/2025	$ 119	$ 94,552	$ 0	$ 2,050	$ 369,660	$ 0

* Hypothetical returns are before all expenses. The corresponding returns after expenses are: -1.91% and 9.86%.

Longevity InformationA
Assuming you're in good health and age <70>, there's a	50% chance of living to age	25% chance of living to age

	86	92

A Source: 2000 Individual Annuitant Mortality table.

This illustration is valid for money received by June 5, 2000.

EFIA

Table of Contents of the
Statement of Additional Information

Service Agreements
General Information
Performance
Safekeeping of Variable Account Assets
Distribution of the Contracts
State Regulation
Legal Matters
Registration Statement

Investment Company Act of 1940 File No. 811-06388

EFIA

THIS PAGE INTENTIONALLY LEFT BLANK

EFIA

EFIA-pro-0101
1.739027.101

EFIA

INDIVIDUAL RETIREMENT ACCOUNT
DISCLOSURE STATEMENT

1. Internal Revenue Service Regulations require you be given this Disclosure Statement to make certain that you fully understand the nature of an Individual Retirement Annuity (IRA). For this reason, it is important that you read this statement carefully.

Revocation

2. You are allowed to revoke or cancel your IRA within thirty (30) days of the later of (1) the date of the application for the IRA; or (2) the date you receive the IRA Contract. A revocation treats an IRA as if it never existed. If you revoke within ten days of receiving the Contract, EFILI will refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings, nor charging it with any administrative expenses; or (2) your Purchase Payment plus the investment performance of the Money Market Investment Option. If you revoke later during the Free Look Period, EFILI will refund your Purchase Payment adjusted for investment performance.

You may revoke your IRA by mailing or delivering a notice of revocation to:

Empire Fidelity Investments Life Insurance Company
Annuity Service Center
200 Liberty Street, Tower A
One World Financial Center
New York, New York 10281

A notice of revocation shall be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

Any question regarding this procedure may be directed to a Fidelity Annuity Specialist at 1-800-544-2442.

Contributions

3. You may establish an IRA for the purpose of rolling over all or a portion of certain distributions from a qualified plan, tax sheltered annuity, individual retirement account or other IRA within 60 days of receipt of the distribution. The amount of your rollover IRA contribution will not be included in your taxable income for the year in which you receive the distribution.

4. Subsequent contributions will not be accepted.

5. No deduction is allowed for a rollover contribution.

Investments

6. The assets in your IRA are nonforfeitable.

7. The IRA is not transferable and is established for the exclusive benefit of you and your designated beneficiary or beneficiaries.

Distributions

8. Distributions from your IRA generally will be included in your gross income for Federal income tax purposes for the year in which you receive them.

9. To the extent they are included in taxable income, distributions from your IRA made before age 59 1/2 will be subject to a 10% non-deductible penalty tax (in addition to being taxable as ordinary income) unless the distribution is rolled over to another qualified plan, tax sheltered annuity or IRA, or the distribution is made on account of your death or disability, or the distribution is one of a scheduled series of "substantially equal periodic payments" over your life (or life expectancy) or the joint lives (or joint life expectancies) of yourself and the second person designated by you.

10. You must begin receiving distributions of the assets in your IRAs by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. Subsequent distributions must be made by December 31 of each year.

11. Generally, you may select any of the annuity income options under the Contract as the method of distribution for the assets of this IRA. However, if you name a Joint Annuitant who is not your spouse, the joint and survivor annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant. Also, if you name a Joint Annuitant, all distributions made while you are alive must be made to you. Furthermore, if you choose a guarantee period, it generally may not be longer than your life expectancy (or the joint life and last survivor expectancy of you and the Joint Annuitant, if any).

12. Once distributions are required to begin, they must not be less than the amount each year (determined by actuarial tables) which would exhaust the value of all your IRAs over the required distribution period, which is generally your life expectancy or the joint life and last survivor expectancy of you and your spouse. You will be subject to a 50% excise tax on the amount by which the distribution you actually received in any year falls short of the minimum distribution required for the year.

13. If you die before your entire interest is distributed, the remaining interest, if any, will be distributed as follows:

(a) If you die after distribution of your interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to your death.

(b) If you die before distributions have begun, the entire remaining interest must be distributed as follows:

(1) if there is no Joint Annuitant, by December 31st of the year containing the fifth anniversary of your death, and usually within seven days after we receive due proof of your death; or

(2) if there is a Joint Annuitant, in equal or substantially equal payments over the life or the life with a period certain not exceeding the life expectancy of the Joint Annuitant starting by December 31st of the year following the year of your death.

14. You may rollover all or a portion of your IRA into another IRA or individual retirement annuity and maintain the tax-deferred status of these assets. Tax-free rollovers between IRAs may be made no more than once every twelve months.

Other Tax Considerations

15. Distributions are taxed generally as ordinary income under Federal income tax laws.

16. The tax treatment of single sum distributions under Section 402(d) of the Code is not applicable to distributions from IRAs.

17. Reporting to the IRS will be required by you in the event that special taxes or penalties described herein are due. You must file Treasury Form 5329 with the IRS for each taxable year in which a premature distribution takes place, excess distributions are made, or less than the required minimum amount is distributed from your IRA. The Tax Reform Act of 1986 also requires you to report the amount of all distributions you received from your IRA and the aggregate balance of all IRAs as of the end of the calendar year.

Prohibited Transactions

18. If you or your designated beneficiary borrow any money under, or by use of, all or a portion of your IRA, then the entire Contract will lose its IRA classification, and you must include in gross income the fair market value of the Contract as of the first day of the tax year. If you are younger than age 59 1/2 at that time, you may have to pay the 10% penalty tax on premature distributions.

Financial Information

19. The value of your investment will depend on how you allocate your Purchase Payment between fixed and variable annuity income. The portion of your Purchase Payment allocated to fixed annuity income results in income that is the same from one Annuity Income Date to the next unless you choose an annuity income option that calls for decreasing annuity income upon your death or the death of the Joint Annuitant. The annuity income from the portion of your Purchase Payment allocated to the Investment Options will depend upon the actual investment performance of the Investment Options you choose. No minimum amount of variable annuity income is guaranteed. See your prospectus for a more detailed description.

20. As further described in the prospectus, the following are all the charges that EFILI currently makes:

(a) Administrative Charge

EFILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.25%. This charge is not made against any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

(b) Mortality and Expense Risk Charge

EFILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.75%. This charge is not made against any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

(c) Portfolio Expenses

The Portfolios associated with the Investment Options incur operating expenses and pay monthly management fees. The level of expenses varies by Portfolio. These charges do not apply to any portion of your Purchase Payment allocated to the purchase of fixed annuity income.